UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2003

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-28304 (File number)	33-0704889 (I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California (Address of principal executive office)		92506 (Zip Code)

Registrant's telephone number, including area code:  (909) 686-6060

(Former name or former address, if changed since last report)

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Item 5. OTHER EVENTS.

        Provident Financial Holdings, Inc. (the "Company") announced on October 24, 2003 that the Company's Board of Directors declared a quarterly cash dividend of $0.10 per share on the Company's outstanding shares of common stock. Shareholders of record at the close of business on November 4, 2003 will be entitled to receive the cash dividend. The cash dividend will be payable on December 5, 2003.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (c)     Exhibits

                     99.1     Company's press release dated October 24, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2003                           Provident Financial Holdings, Inc.

                                                                /s/ Craig G. Blunden

                                                                Craig G. Blunden
                                                                Chairman, President and Chief Executive Officer
                                                                (Principal Executive Officer)

                                                                /s/ Donavon P. Ternes

                                                                Donavon P. Ternes
                                                                Chief Financial Officer
                                                                (Principal Financial and Accounting Officer)

1

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Exhibit 99.1

Press Release of Provident Financial Holdings, Inc. on October 24, 2003

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3756 Central Avenue                                                                               NEWS RELEASE
Riverside, CA 92506
(909) 686 - 6060

PROVIDENT FINANCIAL HOLDINGS, INC.
ANNOUNCED A QUARTERLY CASH DIVIDEND

Riverside, Calif. - Oct. 24, 2003 - Provident Financial Holdings, Inc. ("Company"), Nasdaq: PROV, the holding company for Provident Savings Bank, F.S.B., today announced that the Company's Board of Directors declared a quarterly cash dividend of $0.10 per share on the Company's outstanding shares of common stock. Shareholders of record at the close of business on November 4, 2003 will be entitled to receive the cash dividend. The cash dividend will be payable on December 5, 2003.

Safe-Harbor Statement

Certain matters in this Press Release constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward looking statements due to a wide range of factors including, but not limited to, the general business environment, interest rates, the California real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes, and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended June 30, 2003. Forward looking statements are effective only as of the date that they are made and Provident Financial Holdings, Inc. assumes no obligation to update this information.

Contacts:    Craig G. Blunden                                     Donavon P. Ternes
                  Chairman, President & CEO                    Chief Financial Officer